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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                               ----------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                           Reported): July 28, 2006

                        Alternative Loan Trust 2006-J5
                        ------------------------------
                 (Exact name of the issuing entity) Commission
               File Number of the issuing entity: 333-131630-[ ]

                                  CWALT, Inc.
                                  -----------
           (Exact name of the depositor as specified in its charter)
              Commission File Number of the depositor: 333-131630

                          Countrywide Home Loans Inc.
                          ---------------------------
            (Exact name of the sponsor as specified in its charter)


                    Delaware                   87-0698307
              --------------------     --------------------------
                (State or Other             (I.R.S. Employer
                  Jurisdiction          Identification No. of the
            of Incorporation of the            depositor)
                   depositor)

4500 Park Granada
Calabasas, California                                               91302
---------------------                                             ---------
(Address of Principal                                             (Zip Code)
Executive Offices of the depositor)

The depositor's telephone number, including area code (818) 225-3000
                                                      --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
    CFR 240.14a- 12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9   Financial Statements and Exhibits
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Item 9.01   Financial Statements and Exhibits.
            ---------------------------------

      (a)   Financial statements of business acquired.
            -----------------------------------------

            Not applicable.

      (b)   Pro forma financial information.
            -------------------------------

            Not applicable.

      (c)   Exhibits.
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      5.1   Legality Opinion of Sidley Austin LLP.

      8.1   Tax Opinion of Sidley Austin LLP (included in Exhibit 5.1).

      23.1  Consent of Sidley Austin LLP (included in Exhibits 5.1 and 8.1).

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      CWALT, INC.



                                                      By: /s/ Darren Bigby
                                                          ----------------
                                                      Darren Bigby
                                                      Vice President



Dated:  July 28, 2006

                                 Exhibit Index

Exhibit                                                                   Page
-------                                                                   ----

5.1   Legality Opinion of Sidley Austin LLP                                  5

8.1   Tax Opinion of Sidley Austin LLP (included in Exhibit 5.1)             5

23.1  Consent of Sidley Austin LLP (included in Exhibits 5.1 and 8.1)        5